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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                  FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date Of Report (Date Of Earliest Event Reported): March 4, 1999

                       Commission File Number 33-83618

                        SELKIRK COGEN PARTNERS, L.P.
           (Exact name of Registrant as specified in its charter)

                     Delaware			             51-0324332
	    (State or other jurisdiction of           (IRS Employer
	     incorporation or organization)         Identification No.)

                      SELKIRK COGEN FUNDING CORPORATION
           (Exact name of Registrant as specified in its charter)

                     Delaware			             51-0354675
      (State or other jurisdiction of              (IRS Employer
	    incorporation or organization)             Identification No.)

               One Bowdoin Square, Boston, Massachusetts 02114
        (Address of principal executive offices, including zip code)

                               (617) 788-3000
            (Registrant's telephone number, including area code)





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              This document consists of 6 pages of which this page is page 1.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 4, 1999, JMC Selkirk, Inc., the managing general partner for Selkirk Cogen Partners, L.P. (the "Partnership") declined to reappoint Arthur Andersen LLP ("AA"), as the independent public accountants to examine the financial statements of the Partnership and its wholly owned subsidiary Selkirk Cogen Funding Corporation for fiscal year 1999. AA's reports on the financial statements of the Partnership for fiscal years 1998 and 1997, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During 1997 and 1998 and the subsequent interim period, there were no disagreements (as such term is defined in instruction 4 to Item 304 of Securities and Exchange Commission Regulation S-K) with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA would have caused it to make reference to t he subject matter of the disagreement(s) in connection with its report. Attached hereto is a copy of a letter from Arthur Andersen LLP to the Securities and Exchange Commission indicating it agrees with the statements made in this report.

On March 2, 1999, JMC Selkirk, Inc. selected Deloitte and Touche LLP, as the independent public accountants to examine the financial statements of the Partnership and its wholly owned subsidiary Selkirk Cogen Funding Corporation for fiscal year 1999.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

Exhibit No. 					Description

	16			Letter from Arthur Andersen LLP to Securities and Exchange
				Commission



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
                                 SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


									SELKIRK COGEN PARTNERS, L.P.

Date:  March 9, 1999				/s/  JMC SELKIRK, INC.
									------------------------
									General Partner

Date:  March 9, 1999				/s/  JOHN R. COOPER
									-------------------------
									Name:	John R. Cooper
									Title:	Senior Vice President and
									Chief Financial Officer




























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


                                 SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



										SELKIRK COGEN FUNDING
						  				CORPORATION

Date: March 9, 1999						/s/  JOHN R. COOPER
										--------------------------------
										Name:	John R. Cooper
										Title:	Senior Vice President and
										and Chief Financial Officer


























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

                                EXHIBIT INDEX



Exhibit No. 					Description

	16		Letter from Arthur Andersen LLP to Securities and Exchange
	 	    Commission












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